SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                 Date of Report:  March 3, 1995


                  READING & BATES CORPORATION
     (Exact name of registrant as specified in its charter)


  Delaware                1-5587              73-0642271
(State or other        (Commission         (I.R.S. Employer
jurisdiction of        File Number)        Identification No.)
incorporation)

        901 Threadneedle, Suite 200, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                 Exhibit 3.1  -     The Registrant's Bylaws, as
                                    amended     and    restated
                                    effective March 2, 1995.



                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                    READING & BATES CORPORATION


                                    By /s/T. W. Nagle
                                       -----------------
                                       T. W. Nagle
                                       Vice President &
                                       Chief Financial Officer

Dated:  March 3, 1995